Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
6 Goodwill
The carrying amounts of goodwill at the beginning and end of the current and previous periods are set out below.

	2020 $	2019 $

Balance – Beginning of period	358,802,534	147,120,852
Adjustments (note 3)	126,315	(5,104,587)
Business acquisitions (note 3)	1,674,764	216,786,269

Balance – End of period	360,603,613	358,802,534

The carrying amount of goodwill attributed to each reporting unit was as follows:

	2020 $	2019 $

Florida	256,270,533	255,002,971
Northeast	3,569,801	3,569,801
Texas	92,803,338	92,669,821
Other	7,959,941	7,559,941

	360,603,613	358,802,534

The fair value of each reporting unit was estimated by use of the income approach. The methodology used to test impairment is classified as Level 3 per the fair value hierarchy described in note 16.
The fair value for a reporting unit is determined by discounting five-year cash flow projections (cash flows beyond the five-year period are extrapolated using perpetuity growth rates). These projections reflect management’s expectations based on past experience and future estimates of operating performance. The discount rates are applied to the cash flow projections and are derived from the weighted average cost of capital for each reporting unit or group of reporting units.
The Company’s discount rates are based on market rates of return, debt to equity ratios, and certain risk premiums, among other things. The perpetuity growth rates are based on expected economic conditions and a general outlook for the industry.
An impairment charge is recognized to the extent that the carrying amount exceeds the fair value. No impairment charges have arisen as a result of the reviews performed as at October 1, 2020. Reasonably possible changes in key assumptions would not cause the recoverable amount of goodwill to fall below the carrying amount. As there were no indicators of impairment for any of the reporting units, management has not updated any of the other impairment calculations as at December 31, 2020.